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                                                                  Exhibit (a)(7)

                                    FORM OF
                           CERTIFICATE OF AMENDMENT OF
                              CERTIFICATE OF TRUST

                                       OF

                               PILGRIM FUNDS TRUST

         This Certificate of Amendment ("Certificate") is filed in accordance with the provisions of the Delaware Business Trust Act (Del. Code Ann. tit. 12, sections 3801 et seq.) and sets forth the following:

         1.       The name of the Trust is: Pilgrim Funds Trust ("Trust").

         2.       The name and business address of the registered agent is:
                  Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

         3. This is a registered investment company under the Investment Company Act of 1940, as amended.

         4. The Trust's Certificate of Trust is hereby amended to change the name of the Trust to "ING Funds Trust."

         5.       This certificate is effective upon filing.

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         IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have duly executed this Certificate of Amendment of Pilgrim Funds Trust on this ___ day of ______________, ____.


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Paul S. Doherty                             Jock Patton


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J. Michael Earley                           David W.C. Putnam


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R. Barbara Gitenstein                       Blaine E. Rieke


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R. Glenn Hilliard                           John G. Turner


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Walter H. May                               Roger B. Vincent


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Thomas J. McInerney                         Richard A. Wedemeyer